UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

PARK BANCORP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PARK BANCORP, INC.

5400 SOUTH PULASKI ROAD

CHICAGO, ILLINOIS 60632

(773) 582-8616

April 10, 2009

Fellow Shareholders:

You are cordially invited to attend the annual meeting of shareholders (the “Annual Meeting”) of Park Bancorp, Inc. (the “Company”), the holding company for Park Federal Savings Bank (the “Bank”), Chicago, Illinois, which will be held on May 19, 2009, at 10:00 a.m., Chicago time, at the 47th Street office of the Company located at 1823 W. 47th Street Chicago, Illinois.

The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of the Company will be present at the Annual Meeting to respond to any questions that our shareholders may have regarding the business to be transacted.

The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its shareholders. FOR THE REASONS SET FORTH IN THE PROXY STATEMENT, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE MATTERS TO BE CONSIDERED.

PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS.

Sincerely yours,

David A. Remijas Chairman, President and Chief Executive Officer

PARK BANCORP, INC.

5400 SOUTH PULASKI ROAD

CHICAGO, ILLINOIS 60632

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 19, 2009

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders (the “Annual Meeting”) of Park Bancorp, Inc. (the “Company”) will be held on May 19, 2009, at 10:00 a.m., Chicago time, at the 47th Street office of the Company located at 1823 W. 47th Street Chicago, Illinois.

The purpose of the Annual Meeting is to consider and vote upon the following matters:

1.	The election of two directors of the Company to three-year terms of office;

2.	The ratification of the appointment of Crowe Horwath LLP as independent registered public accountants of the Company for the fiscal year ending December 31, 2009; and;

3.	Such other matters as may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

The Board of Directors has established March 31, 2009 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Only holders of the common stock of the Company (“Common Stock”) as of the close of business on the record date will be entitled to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of shareholders entitled to vote at the Annual Meeting will be available at Park Bancorp, Inc., 5400 South Pulaski Road, Chicago, Illinois 60632, for a period of ten days prior to the Annual Meeting and will also be available at the Annual Meeting.

By Order of the Board of Directors

Richard J. Remijas, Jr. Corporate Secretary

Chicago, Illinois

April 10, 2009

PARK BANCORP, INC.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

MAY 19, 2009

Solicitation and Voting of Proxies

This Proxy Statement is being furnished to shareholders of Park Bancorp, Inc. (the “Company”) in connection with the solicitation by the Board of Directors (“Board of Directors” or “Board”) of proxies to be used at the annual meeting of shareholders to be held on May 19, 2009 at 10:00 a.m., Chicago time, at the 47th Street office of the Company located at 1823 W. 47th Street Chicago, Illinois (the “Annual Meeting”), and at any adjournments thereof. The 2008 Annual Report to Shareholders, including consolidated financial statements for the fiscal year ended December 31, 2008, and a proxy card, accompanies this Proxy Statement, which is being mailed on or about April 10, 2009.

It is important that holders of a majority of the shares outstanding be represented by proxy or in person at the Annual Meeting. Shareholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Shareholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXY CARDS WILL BE VOTED “FOR” EACH OF THE PROPOSALS.

Other than the matters listed on the attached Notice of Annual Meeting of Shareholders, the Board of Directors knows of no additional matter that will be presented for consideration at the Annual Meeting. EXECUTION OF A PROXY, HOWEVER, CONFERS ON THE DESIGNATED PROXY HOLDERS DISCRETIONARY AUTHORITY TO VOTE THE SHARES IN ACCORDANCE WITH THEIR BEST JUDGMENT ON SUCH OTHER BUSINESS, IF ANY, THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF, INCLUDING WHETHER OR NOT TO ADJOURN THE ANNUAL MEETING.

A proxy may be revoked at anytime prior to its exercise by filing a written notice of revocation with the Corporate Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a shareholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

Cost of Proxy Solicitation

The cost of solicitation of proxies on behalf of management will be paid by the Company. Proxies may be solicited personally or by telephone by directors, officers and employees of the Company and its subsidiary, Park Federal Savings Bank (the “Bank”). The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in so doing.

Solicitation and Voting of Common Stock held in the ESOP and 401(k) Plan

A separate Notice of Shareholders Meeting, Proxy Statement, Voting Direction Form (“Voting Direction Form”) and return envelope will be provided to each participant (“Participant”) in the Park Federal Savings Bank Employee Stock Ownership Plan (the “ESOP”). First Bankers Trust Services is the

corporate trustee for the ESOP (“Trustee”). Pursuant to the ESOP, each Participant is entitled to direct the Trustee with respect to voting of the shares of Common Stock allocated to the Participant’s account. Subject to its duties under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), the Trustee will vote all allocated shares held in the ESOP in accordance with the instructions received. As of the Record Date (defined below), 176,031 of the 196,484 shares of Common Stock in the ESOP had been allocated to Participants. Under the ESOP, unallocated shares held in the suspense account will be voted by the Trustee in a manner calculated to most accurately reflect the instructions received from Participants regarding the allocated shares, subject to the provisions of ERISA. Participants should return the Voting Direction Forms directly to the Trustee in the envelope provided. The Trustee will maintain as confidential the directions set forth on the Voting Direction Form from disclosure to the Company and its directors or officers.

Pursuant to the Park Federal Savings Bank 401(k) Plan (the “401(k) Plan”), the Advisory Plan Committee, formed to administer the 401(k) Plan, is entitled to direct Emjay Corporation, the trustee for the 401(k) Plan, as to how to vote all shares of Common Stock held in the 401(k) Plan. The Advisory Plan Committee is comprised of Mr. Paul J. Lopez, Ms. Maureen Schiesser and Ms. Roseanne Pastorek-Belczak, executive officers of the Bank. As of the Record Date, 36,500 shares were held in the 401(k) Plan.

Voting Securities

The securities which may be voted at the Annual Meeting consist of shares of Common Stock, with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below.

The close of business on March 31, 2009, has been fixed by the Board of Directors as the record date (the “Record Date”) for the determination of shareholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 1,192,174 shares.

As provided in the Company’s Certificate of Incorporation, shareholders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the “Limit”) are not entitled to any vote in respect of the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person or entity. The Company’s Certificate of Incorporation authorizes the Board of Directors to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit to supply information to the Company to enable the Board of Directors to implement and apply the Limit.

The presence, in person or by proxy, of the holders of a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the Limit pursuant to the Company’s Certificate of Incorporation) is necessary to constitute a quorum at the Annual Meeting. In the event that there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies. Broker non-votes are counted for purposes of determining a quorum. Shareholders of the Company have no cumulative voting rights.

As to the election of directors, the proxy card being provided by the Board of Directors enables a shareholder to vote “FOR ALL” to vote in favor of the nominees proposed by the Board of Directors, “WITHHOLD ALL” to vote against all of the nominees being proposed, or “FOR ALL EXCEPT” to withhold authority to vote for any individual nominee by writing the nominee’s name in the space provided. Under Delaware law and the Company’s Bylaws, an affirmative vote of the holders of a plurality of shares of Common Stock, present in person or represented by proxy, and entitled to vote at the Annual Meeting, is required for a nominee to be elected as a Director. Shares underlying broker non-votes or in excess of the Limit are not counted as present and entitled to vote and have no effect on the vote on the matter presented.

As to the ratification of the appointment of Crowe Horwath LLP as independent registered public accounting firm of the Company, and all other matters that may properly come before the Annual Meeting, by checking the appropriate box, a shareholder may: vote “FOR” the item; vote “AGAINST” the item; or “ABSTAIN” from voting on such item. Under Delaware law, an affirmative vote of the holders of a majority of the shares of Common Stock present at the Annual Meeting, in person or by proxy, and entitled to vote, is required to constitute shareholder approval of Proposal 2. Shares as to which the “ABSTAIN” box has been selected on the proxy card with respect to Proposal 2 will be counted as present and entitled to vote and have the effect of a vote “AGAINST” Proposal 2. In contrast, shares underlying broker non-votes or in excess of the Limit are not counted as present and entitled to vote and have no effect on the vote on the matter presented.

With respect to all other matters that may properly come before the meeting, unless otherwise required by law, such matters may be approved by the affirmative vote of the holders of a majority of the shares of Common Stock present at the meeting, in person or by proxy, and entitled to vote.

Proxies solicited hereby will be returned to the Company’s transfer agent, Registrar and Transfer Company. The Board of Directors has designated Registrar and Transfer Company to act as inspectors of election and to tabulate the votes at the Annual Meeting. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company.

Important Notice Regarding the Availability of Proxy Materials for the 2009 Annual Meeting

The SEC has adopted new e-proxy rules that require companies to post their proxy materials on the Internet and permit them to provide only a Notice of Internet Availability of Proxy Materials to shareholders. For this year’s Annual Meeting proxy statement, we have chosen to follow the SEC’s “full set” delivery option, and therefore, although we are posting a full set of our proxy materials on the internet, we are also mailing a full set of our proxy materials to our shareholders by mail.

Our proxy statement for the 2009 Annual Meeting and our annual report on Form 10-K for the fiscal year ended December 31, 2008, together with the accompanying form of proxy, are available online at www.parkfed.com/2009proxymaterials.

We are mailing a full set of our printed proxy materials to shareholders of record on or about April 10, 2009. On this date, all shareholders of record and beneficial owners will have the ability to access all of the proxy materials on the website referred to above. These proxy materials will be available free of charge.

If you have any questions or need assistance in submitting your proxy, voting your shares or need additional copies of this proxy statement or the enclosed proxy card, you should contact our transfer agent, Registrar and Transfer Company at: 10 Commerce Drive, Cranford, New Jersey, 07016-3752 or call their investor relations department toll-free at 1-800-368-5948.

Security Ownership of Certain Beneficial Owners, Directors and Executive Officers

The following table sets forth information as to those persons believed by management to be beneficial owners of more than 5% of the Company’s outstanding shares of Common Stock on the Record Date or as disclosed in certain reports received to date regarding such ownership filed by such persons with the Company and with the Securities and Exchange Commission (“SEC”), in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended (“Exchange Act”). Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act, that owns more than 5% of the Company’s Common Stock as of the Record Date.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class

Park Federal Savings Bank	196,484	16.48%
Employee Stock Ownership Plan
5400 South Pulaski Road
Chicago, Illinois 60632

David A. Remijas, President, Chief	140,811	11.81
Executive Officer and Chairman of the
Board
Park Bancorp, Inc.
5400 South Pulaski Road
Chicago, Illinois 60632

Richard J. Remijas, Jr., Executive	110,718	9.29
Vice President, Chief Operating
Officer, and Corporate Secretary
Park Bancorp, Inc.
5400 South Pulaski Road
Chicago, Illinois 60632

Steven J. Pokrak	69,933	5.87
4010 N. Clarendon
Chicago, Illinois 60613

(1)	Beneficial ownership is determined in accordance with SEC Rule 13d-3 promulgated under the Exchange Act.

Interests of Certain Persons in Matters to be Acted Upon

All persons standing for election as director were unanimously nominated by the Board of Directors. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

PROPOSAL 1.  ELECTION OF DIRECTORS

The Board of Directors of the Company currently consists of six directors and is divided into three classes. Each of the six members of the Board of Directors of the Company also presently serves as a director of the Bank. Directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified. Of the six members of the Board of Directors, the Board of Directors has determined that Messrs. Krug, Murphy, Reyes and Shukis are “independent” directors, in accordance with the NASDAQ Stock Market listing standards.

The nominees proposed for election at the Annual Meeting are Mr. David A. Remijas and Mr. Robert W. Krug.

In the event that Mr. Remijas or Mr. Krug is unable to serve or declines to serve for any reason, it is intended that the proxies will be voted for the election of such other person as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that Mr. Remijas or Mr. Krug will be unable or unwilling to serve. UNLESS AUTHORITY TO VOTE FOR THE NOMINEES IS WITHHELD, IT IS INTENDED THAT THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES PROPOSED BY THE BOARD OF DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information With Respect to the Nominees, Continuing Directors and Certain Executive Officers

The following table sets forth as of the Record Date the names of the nominees and continuing directors of the Company and each named executive officer, their ages, a brief description of their recent business experience, including present occupations and employment, certain directorships held by each, and, with respect to directors, the year in which each became a director of the Bank and the year in which their terms as director expire. The table sets forth the amount of Common Stock and the percent thereof beneficially owned by each director and executive officer and all directors and executive officers as a group as of the Record Date. Ownership information is based upon information furnished by the respective individuals.

Name and Principal Occupation at Present and for Past Five Years	Age	Director of the Bank Since	Expiration of Term as Director	Shares of Common Stock Beneficially Owned(1)(2)	Percent of Class(3)

Nominees

Robert W. Krug Vice President and Secretary of K-Five Construction Company, a Chicago based road building contractor.	57	1998	2012	26,447(4)	2.22%

David A. Remijas(5) President, Chief Executive Officer and Chairman of the Board since 1993.	57	1993	2012	140,811(6)	11.81

Continuing Directors

Richard J. Remijas, Jr.(5) Executive Vice President and Chief Operating Officer since 1993. Corporate Secretary since 2008.	59	1977	2010	110,718(7)	9.29

Paul Shukis President of Shukis Development Co., a real estate development and construction firm.	57	1993	2010	36,499	3.06

Name and Principal Occupation at Present and for Past Five Years	Age	Director of the Bank Since	Expiration of Term as Director	Shares of Common Stock Beneficially Owned(1)(2)	Percent of Class(3)

John J. Murphy Senior Sales Representative at RR Donnelley Global Capital Markets, an international printing company, and Chairman of Emerald Services, Inc., an imaging services company.	62	1999	2011	18,247(8)	1.53

Victor H. Reyes President of The Roosevelt Group, a consulting firm; prior to 2005, Shareholder at Greenberg Traurig, P.C., a law firm.	44	2002	2011	3,500(9)	*

Name and Principal Occupation at Present and for Past Five Years	Age	Director of the Bank Since	Expiration of Term as Director	Shares of Common Stock Beneficially Owned(1)(2)	Percent of Class (3)

Non-Directors, Executive Officers

Victor E. Caputo Treasurer and Chief Financial Officer since November, 2008; President and Chief Executive Officer, All American Bank from 2006 – 2008. Executive Vice President, Corporate Secretary and Chief Operating Officer, Diamond Bank 1998 - 2006.	64	—	—	—	—

Paul J. Lopez Senior Vice President and Chief Lending Officer since 2002; Vice President of Business Development since 1994.	45	—	—	13,327(10)	1.12%

All directors and executive officers as a group (8 persons)				349,549(11)	29.32

*	Does not exceed 1.0% of the Company’s outstanding common stock.
(1)	Beneficial ownership is determined in accordance with SEC Rule 13d-3 promulgated under the Securities Exchange Act.
(2)	Except as otherwise noted, each person effectively exercises sole (or shares with spouse or other immediate family member) voting and dispositive power as to shares reported.
(3)	As of the Record Date, there were 1,192,174 shares of Common Stock outstanding.
(4)	Includes 13,507 shares subject to currently exercisable options.
(5)	David A. Remijas is the brother of Richard J. Remijas, Jr.
(6)	Includes 16,719 shares held in the 401(k) Plan. Mr. Remijas disclaims beneficial ownership of 17,752 shares held by his spouse.
(7)	Includes 3,143 shares subject to currently exercisable options and 3,990 shares held in the 401(k) Plan. Mr. Remijas disclaims beneficial ownership of 300 shares held by his spouse.
(8)	Includes 13,507 shares subject to currently exercisable options.
(9)	Includes 3,000 shares subject to currently exercisable options.
(10)	Includes 6,000 shares subject to currently exercisable options and 170 shares held in the 401(k) Plan.
(11)	Includes 39,157 shares subject to currently exercisable options, 54,940 shares that have been allocated in the ESOP and 20,879 shares held in the 401(k) Plan.

CORPORATE GOVERNANCE

Meetings of the Board of Directors and Committees of the Board of Directors

The Board of Directors conducts its business through meetings and the activities of its committees. The Board of Directors meets monthly and may schedule special meetings as needed. During 2008, the Board of Directors held twelve meetings. All of the directors of the Company attended at least 75% of the total number of the Company’s Board meetings held and committee meetings on which such directors served during 2008. Although the Company does not have a formal policy regarding director attendance at annual meetings of shareholders, directors are expected to attend these meetings absent extenuating circumstances. All of the directors attended the Company’s 2008 Annual meeting of shareholders.

The Board of Directors maintains an Audit Committee, Compensation Committee, and Nominating Committee. The Audit Committee, Compensation Committee and Nominating Committee are comprised entirely of “independent” directors in accordance with the NASDAQ Stock Market rules.

Audit Committee.  The members of the Audit Committee are Messrs. Krug (Chairman), Murphy and Reyes. The purpose of this committee is to oversee the Company’s financial reporting process and to review the audit function and management actions regarding the implementation of audit findings. Generally, the Audit Committee reviews the quality and integrity of the Company’s financial information and reporting functions, the adequacy and effectiveness of the Company’s system of internal accounting and financial controls, and the independent audit process, and annually reviews the qualifications of the independent public accountants. The Board of Directors has adopted a written charter for the Audit Committee that outlines the responsibilities and process of the Audit Committee. A copy of the Audit Committee’s charter is available at the Company’s website at www.parkbancorp.com. The current members of the Audit Committee are Robert W. Krug, Chairman, John J. Murphy and Victor H. Reyes, each of the members are “independent” directors as such term is defined in the NASDAQ listing standards as well as the heightened independence standards under the SEC rules, as currently in effect. The Audit Committee does not currently have an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K. The Board of Directors believes that the current Audit Committee members have sufficient knowledge and experience understanding generally accepted accounting principles and financial statements to adequately serve the needs of the Company. The Audit Committee met three times in 2008.

Compensation Committee.  The members of the Compensation Committee of the Company are Messrs. Shukis (Chairman) and Murphy. This committee meets to establish compensation for the Chief Executive Officer, approves the compensation of senior officers, approves compensation and benefits to be paid to employees and reviews the incentive compensation programs. The Board of Directors has adopted a written charter for the Compensation Committee that outlines the responsibilities and process of the Compensation Committee. A copy of the Compensation Committee’s charter is available at the Company’s website at www.parkbancorp.com. The Compensation Committee met three times in 2008.

Nominating Committee.    The members of the Nominating Committee are Messrs. Krug (Chairman), David A. Remijas, Richard J. Remijas, Jr. and Shukis. The Nominating Committee is responsible for proposing to the Board a slate of nominees for election as directors by shareholders at each annual meeting. The Nominating Committee is also responsible for taking a leadership role in shaping the Company’s corporate governance practices. In carrying out its duties, the Nominating Committee has been delegated the responsibility to: determine criteria for the selection and qualification of the Board members; recommend for Board approval persons to fill vacancies on the Board which occur between annual meetings; evaluate each Board member’s “independence” and make recommendations regarding each Board member’s “independence” status consistent with applicable legal requirements; make recommendations regarding director orientation and continuing education; consider the effectiveness of corporate governance practices and policies followed by the Company and the Board; and conduct a performance assessment of the Board. The Board of Directors has adopted a written charter for the Nominations Committee that outlines the responsibilities and process of the Nominating Committee. A copy of the Nominating Committee’s charter is available at the Company’s website at www.parkbancorp.com. The Nominating Committee met once in 2008.

Director Independence

In addition to the transactions disclosed under “Transactions With Related Persons”, in making its determination regarding director independence, the Nominating Committee as well as the full Board of Directors consider any other material relationships each of the Company’s directors has with the Company or the Bank, other than as a director, that would impair his independence. In making independence determinations, the Nominating Committee and the Board of Directors evaluate each director to determine whether he meets the director independence standards established by the NASDAQ Stock Market. To assist the Committee and the Board in this regard, each director may complete a questionnaire designed to identify relationships that could affect his independence. The Committee and the Board reach their independence determinations by considering all relevant facts and circumstances surrounding a director’s business, commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others.

Based upon this analysis and the recommendations of the Nominating Committee, the Board of Directors has determined that Messrs. Krug, Murphy, Reyes and Shukis are “independent” directors in accordance with the NASDAQ listing standards.

Director Nominating Process

In selecting director nominees, including potential director candidates recommended by shareholders, the Nominating Committee will consider the candidate’s business experience and expertise, character, judgment, reputation, willingness and ability to commit necessary time and effort, and length and quality of service to the Board of Directors. In addition, the Nominating Committee considers factors relating to the existing composition of the Board of Directors and the perceived needs of the Company, as well as “independence” considerations, diversity of interests, experience and continuity. The Nominating Committee is authorized to retain a third-party search firm to assist with director nominations.

Shareholder Director Nominee Recommendations

It is the policy of the Board of Directors to consider shareholder recommendations of director candidates if such recommendations are serious and timely received. Shareholder recommendations should be sent to the Board of Directors c/o the Corporate Secretary at Park Bancorp, Inc., 5400 South Pulaski Road, Chicago, Illinois 60632. The communication should state the name of the candidate, his or her qualifications, and contact information for the shareholder and candidate. Pursuant to the Company’s By-laws, the submission of shareholder candidates must be received by the Corporate Secretary by February 17, 2010, for consideration in the 2010 director nomination process.

Stockholder Communications with Directors

Shareholders who have questions or concerns regarding the Company should contact the Corporate Secretary at Park Bancorp, Inc., 5400 South Pulaski Road, Chicago, Illinois 60632. Any shareholder who wishes to communicate directly with the Board of Directors, or one or more individual directors, may direct correspondence in writing to the Board of Directors, any committee of the Board of

Directors or any named director, c/o the Corporate Secretary at Park Bancorp, Inc., 5400 South Pulaski Road, Chicago, Illinois 60632. The Company’s policy is to forward written communications received from shareholders to the appropriate directors.

Directors’ Compensation

Directors’ Fees.  Non-employee directors of the Company received a fee of $1,350 for each board meeting attended. The Audit Committee Chairman is entitled to receive $650 for each Audit Committee meeting and each non-employee director is entitled to receive a fee of $500 for each special Board or committee meeting attended. Executive Officers do not receive any fees for serving on the Board of the Company or the Bank.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Robert W. Krug	16,200	—	—	—	16,200
John J. Murphy	16,200	—	—	—	16,200
Victor H. Reyes	16,200	—	—	—	16,200
Paul Shukis	16,200	—	—	—	16,200

(1)	Committee members waived receipt of committee meeting fees during 2008.
(2)	Represents the dollar amount of expense recognized for financial statement reporting purposes with respect to 2008 attributable to stock options in accordance with SFAS 123R, but with no discount for estimated forfeitures.

Incentive Plan.    Non-employee directors of the Company are entitled to receive options to purchase Common Stock and option-related awards and awards of Common Stock under the Park Bancorp, Inc. 2003 Incentive Plan (the “2003 Incentive Plan”), and received such options and awards under the Company’s 1997 Stock-Based Incentive Plan (the “1997 Incentive Plan” and, together with the 2003 Incentive Plan, the “Incentive Plans”). Under the 1997 Incentive Plan, options to purchase 70,535 shares and stock awards for 34,090 shares have been made to non-employee directors. No options or awards have yet been made under the 2003 Incentive Plan to non-employee directors.

The aggregate number of shares of restricted stock and shares subject to stock options held by each non-employee director as of December 31, 2008 was as follows:

Director	Number of Shares of Restricted Stock	Number of Options

Robert W. Krug	—	13,507
John J. Murphy	—	13,507
Victor H. Reyes	—	3,000
Paul Shukis	—	—

EXECUTIVE COMPENSATION

Summary Compensation Table.    The following table shows for the years ended December 31, 2008 and 2007, the cash compensation paid by the Bank, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer, the Chief Financial Officer and other executive officers of the Company and the Bank who earned and/or received total compensation in excess of $100,000 in years 2008 and 2007 (“Named Executive Officers”). No other executive officer of the Company or the Bank earned and/or received compensation in excess of $100,000 in years 2008 and 2007.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total ($)
David A. Remijas
Chairman of the Board	2008	233,480	—	—	—	—	—	32,506	265,986
President and Chief Executive Officer	2007	233,480	—	—	—	—	—	35,225	268,705
Richard J. Remijas, Jr.
Director, Executive Vice President	2008	212,030	—	—	—	—	—	32,412	244,442
Chief Operating Officer and Corporate Secretary	2007	212,030	—	—	1,673	—	—	34,103	247,806
Victor E. Caputo(3)
Treasurer	2008	7,617	—	—	—	—	—	—	7,617
Chief Financial Officer	2007	—	—	—	—	—	—	—	—
Paul J. Lopez
Senior Vice President	2008	109,200	—	—	—	—	—	12,705	121,905
Chief Lending Officer	2007	109,200	—	—	5,320	—	—	20,154	134,674

(1)	Represents the dollar amount of expense recognized for financial statement reporting purposes with respect to 2007 attributable to stock options in accordance with SFAS 123R, but with no discount for estimated forfeitures.
(2)	Includes Company matching contributions to the 401(k) Plan, auto allowance, group term life insurance benefit and stock allocations under the ESOP for the years ended December 31, 2008 and 2007.
(3)	Mr. Caputo joined the Company in November, 2008.

Outstanding Equity Awards at Fiscal Year End

The table below sets forth certain information for each Named Executive Officer with respect to the number of shares of Common Stock subject to outstanding equity awards that were unexercised or that have not vested at December 31, 2008.

Outstanding Equity Awards

As of December 31, 2008

	Option Awards			Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)
Richard J. Remijas, Jr	3,143	—	22.95	1/14/2013	—	—
Paul J. Lopez	6,000	—	22.95	1/14/2013	—	—

Grants of Plan-Based Awards in 2008

There were no stock options, restricted stock or other awards granted to the Named Executive Officers in 2008 under the Incentive Plans.

2008 Option Exercises

There were no stock option awards exercised by the Named Executive Officers in 2008.

Supplemental Executive Retirement Plan

The supplemental executive retirement plan provides supplemental benefits to certain employees whose benefits under the 401(k) plan or the ESOP are reduced by limitations imposed by the Internal Revenue Code. The supplemental benefits equal the amount of additional benefits the participants would receive if there were no income limitations imposed by the Internal Revenue Code. Benefits were frozen under this plan effective December 31, 2005.

Name (a)	Plan Name (b)	Number of Years Credited Service (#) (c)	Present Value of Accumulated Benefit ($) (d)	Payments During Last Fiscal Year ($) (e)
David A. Remijas	Supplemental Executive Retirement Plan	34	201,243	199,500
Richard J. Remijas, Jr	Supplemental Executive Retirement Plan	15	327,430	251,000

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors of the Company oversees the Company’s compensation program on behalf of the Board. In fulfilling its oversight responsibilities, the Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis set forth in this proxy statement.

In reliance on the review and discussions referred to above, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and the Company’s proxy statement in connection with the Company’s 2009 Annual Meeting of Stockholders, to be filed with the Securities and Exchange Commission.

This report is submitted on behalf of the members of the Compensation Committee:

Paul Shukis (Chairman)

John J. Murphy

COMPENSATION DISCUSSION AND ANALYSES

Introduction

The Compensation Committee (“Committee”) is comprised of two non-employee directors. Among the Committee’s duties are the responsibility for developing and making recommendations to the Board of Directors regarding director fees, executive officer compensation and bonuses and administering the Incentive Plan and the awards granted under such plan. The Committee advises and assists management in formulating policies regarding overall compensation.

Objectives

Under the direction of the Committee, the Company’s compensation policies are designed to align the interests of the executives with those of the shareholders. The goal of the policies is to improve profitability and long-term shareholder value by rewarding the executives based on criteria set for individual and corporate performance. The compensation program and policies are designed to aid in the attraction, motivation and retention of key personnel.

The Committee has full responsibility and discretion to evaluate and compensate our executive officers within the parameters of our compensation principles and philosophy. It oversees or administers all Company and Bank compensation plans and reviews the chief executive officer’s performance on a quarterly basis. Though the overall responsibility for setting compensation belongs to the Committee, the Committee has used third-party consultants and compensation surveys to help construct and maintain a competitive compensation program. Consultants are chosen based on their experience in compensation matters and their experience in the financial services industry. The Committee uses consultants for assistance in comparing salary levels and the Company’s compensation programs to those of selected peer group companies.

Performance Criteria

In setting executive compensation and benefits, the Committee has established a full compensation package that includes base salary, annual incentive bonus compensation, equity compensation, benefits and perquisites. The Committee uses quantitative and qualitative factors in setting the types and amounts of these compensation components granted to each named executive officer and other employees. Our compensation program seeks to reach an appropriate balance between base salary, (to provide competitive fixed compensation) and incentive opportunities in performance-based cash bonuses (to provide rewards for meeting performance goals) and equity compensation (to align our executives’ interests with that of our stockholders).

The chief executive officer’s performance goals are set by the Committee and are based upon a combination of objective and subjective performance criteria. Objective criteria include the achievement of net income and earnings per share targets and growth in assets and loans, return on equity and the Company’s efficiency ratio. Subjective criteria include leadership, competence, planning and execution of strategic initiatives, including adherence to the Company’s business plan, reducing the level of non-performing assets, compliance with the terms and objectives of the Supervisory Agreement with the Office of Thrift Supervision and returning the Bank to profitability.

The performance goals of the other executive officers are set by the chief executive officer. These goals are based upon both corporate and personal performance. Corporate goals are based upon achievement of the same earnings and growth targets as for the chief executive officer. Individual performance goals are based upon a combination of personal objectives and subjective performance criteria.

Difficult market conditions and economic trends have adversely affected our industry and our business in 2008. As a result of our overall financial performance in 2008, there were no year-end annual bonuses for our senior management and no options have been awarded under our Incentive Plans.

Base Salary

In considering annual base salary increases, the Committee in conjunction with the chief executive officer, reviews the performance of each of its executive officers individually. The Committee periodically compares base salary data with information obtained from third-party consultants and compensation surveys. Base salary levels historically have been targeted slightly above comparable executive compensation at peer companies identified by the Committee. The Committee recognizes that it is difficult to make exact comparisons for every position since specific talents and responsibilities of each senior executive make his position unique. In general, competitive trends of the industry and in the Company’s peer group are followed. In December of each year, the Committee approves annual base salaries for the executive officers for the following year.

Cash Incentive Compensation

Cash incentive compensation is based on both corporate goal achievement and individual performance. When performance goals are set, the Committee assigns a percentage of the salary of the chief executive officer as his target annual cash incentive compensation award. The chief executive officer recommends target percentages for the other executive officers which are reviewed and approved by the Committee. These target percentages may be slightly above those set by peer companies as identified by third-party consultants and compensation surveys. Bonuses paid will be at, above or below the target percentage depending upon the degree to which individual and corporate goals are met, consistent with the Committee’s “at risk” compensation philosophy.

In December of each year, the Committee will consider annual cash incentive compensation awards, based on performance reviews and the achievement of projected corporate and individual performance levels.

Equity-Based Compensation

All executive officers are participants in the Company’s 1997 Incentive Plan and are eligible to participate in the Company’s 2003 Incentive Plan. At its discretion, the Committee reviews and recommends for Board approval the grant to the chief executive officer and other executive officers of stock-based awards under the Incentive Plans. The Committee considers recommendations from the chief executive officer regarding awards for the other executive officers to the Committee for approval. These awards are based on past performance and the expectation that each executive officer’s future performance will positively impact shareholder value. The Committee believes that by using equity-based compensation for its executive officers in addition to base salary and cash incentive compensation awards, the interests of management are best aligned with that of the Company’s stockholders.

Compensation of Chief Executive Officer

The Committee reviews the performance of Mr. David A. Remijas, the Company’s chief executive officer, by evaluating the achievement of corporate and personal objectives set at the beginning of the year. The Committee considered the effect of corporate developments and initiatives in evaluating overall corporate performance in 2008, as well as Mr. Remijas’ long-term contributions to the Company. For 2008, Mr. Remijas received a base salary of $233,480. Based on the Committee’s recommendation, Mr. Remijas’ base salary remained at $233,480 for 2009.

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code limits the tax deductibility of executive compensation for officers of public companies. Section 162(m) generally disallows the ordinary business expense deduction for compensation in excess of $1,000,000 paid to a company’s chief executive officer and each of the next four most highly compensated executive officers. However, certain performance-based compensation is excluded from the Section 162(m) limits if paid pursuant to plans approved by stockholders of the Company. The Compensation Committee did not consider this section of the Internal Revenue Code when establishing compensation because current executive salaries and bonuses are well below the $1 million threshold.

Compensation Committee Interlocks and Insider Participation

Neither Messrs. Murphy nor Shukis, as of the date of this proxy statement, is or has been an officer or employee of the Company or any of its subsidiaries.

Employment Agreements

The Bank and the Company have each entered into employment agreements with Messrs. David A. Remijas and Richard J. Remijas, Jr. (each, an “Executive”). These employment agreements are intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of Messrs. David A. Remijas and Richard J. Remijas, Jr.

The employment agreements provide for a three-year term. The Bank employment agreements provide that commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of Directors reviews the agreements and the Executive’s performance for purposes of determining whether to extend the agreements for an additional year so that the remaining term shall be three years, unless written notice of non-renewal is given by the Board of Directors after conducting a performance evaluation of the Executive. The terms of the Company employment agreements are extended on a daily basis unless written notice of non-renewal is given by the Board of Directors of the Company or the Executive, at which time the agreement becomes fixed and will terminate upon the third anniversary of the date of such notice. The agreements provide that the Executives’ base salary will be reviewed annually. The 2008 base salaries for Messrs. David A. Remijas and Richard J. Remijas, Jr. are $233,480 and $212,030, respectively. In addition to the base salary, the agreements provide for participation in stock benefit plans and other fringe benefits applicable to executive personnel.

The agreements provide for termination by the Bank or the Company for cause as defined in the agreements, at any time. In the event of termination for cause, the Executive is not entitled to any severance payments, and all unvested stock options or stock awards are forfeited. In the event the Bank or the Company chooses to terminate the Executives’ employment for reasons other than for cause, or in the event of the Executive’s resignation from the Bank and the Company upon: failure to re-elect the Executive to his current offices; a material change in the Executive’s functions, duties or responsibilities; a relocation of the Executive’s principal place of employment by more than 25 miles; a material reduction in the benefits provided to the Executive; liquidation or dissolution of the Bank or the Company; or a breach of the agreement by the Bank or the Company, the Executive or, in the event of death his beneficiary, is entitled to receive an amount equal to the remaining base salary payments due to the Executive for the remaining term of the agreement, and the annual contributions that would have been made on the Executive’s behalf to any employee benefit plans of the Bank or the Company during the remaining term of the agreement. The Bank and the Company must also continue to pay for the Executive’s life, health and disability coverage for the remaining term of the agreement.

Under the agreements, if the Executive’s employment is terminated, or he voluntarily resigns following any material demotion, loss of title, office or responsibility, reduction in compensation, material reduction in benefits or relocation of his principal office by more than 25 miles, following a “change in control” of the Bank or the Company as defined in the agreements, the Executive or, in the event of the Executive’s death, his beneficiary, is entitled to a severance payment equal to the greater of: (1) the payments due for the remaining terms of the agreement; or (2) three times the average of the five preceding taxable years’ compensation (including base salary, bonus, fringe benefits and profit sharing contributions). The Bank and the Company will also continue the Executive’s life, health, and disability coverage for three years. Notwithstanding that both agreements would provide for a severance payment in the event of a change in control, the Executive is only entitled to receive a severance payment under one agreement.

Payments to the Executive under the Bank’s agreements are guaranteed by the Company in the event that payments or benefits are not paid by the Bank. Payment under the Company’s agreement would be made by the Company. All reasonable costs and legal fees paid or incurred by the Executive pursuant to any dispute or question of interpretation relating to the agreements are paid by the Bank or Company, respectively, if the Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement. The employment agreements also provide that the Bank and Company shall indemnify the Executive to the fullest extent allowable under federal and Delaware law, respectively. In the event of either an “Event of Termination” or a “change in control” (each as defined in the agreement) of the Bank or the Company, the aggregate amount of each of the payments due under the employment agreements to each of Messrs. David A. Remijas and Richard J. Remijas, Jr. would be approximately $798,000 and $733,000.

Incentive Plan

The Incentive Plans authorize the granting of options to purchase Common Stock (“Options”), option-related awards and awards of Common Stock (“Stock Awards”) (collectively, “Awards”). Subject to certain adjustments to prevent dilution of Awards to participants, the maximum number of shares reserved for Awards under the 1997 Incentive Plan is 378,201, of which the maximum number of shares reserved for purchase pursuant to the exercise of Options and Option-related Awards granted under the 1997 Incentive Plan is 270,144 and the maximum number of the shares reserved for Stock Awards is 108,057. All of such Awards authorized under the 1997 Incentive Plan have been made.

Subject to certain adjustments to prevent dilution of Awards to participants, the maximum number of shares reserved for Awards under the 2003 Incentive Plan is 100,000 plus the number of shares of Common Stock that have already been authorized and which may become available for issuance under the 1997 Incentive Plan. Of the shares authorized for issuance under the 2003 Incentive Plan, up to 40,000 shares may be issued with respect to awards of restricted stock and restricted stock units and up to 40,000 shares may be issued pursuant to Options under which the exercise price was less than the fair market value of a share of Common Stock on the date the award was granted. No Awards to executive officers have yet been made under the 2003 Incentive Plan.

All officers, other employees and non-employee directors of the Company and its affiliates are eligible to receive Awards under the 2003 Incentive Plan; provided, however, that the maximum number of shares of Common Stock that may be granted or that may vest with respect to Awards granted under the 2003 Incentive Plan to any single officer or employee is 50,000. The Incentive Plans are administered by the Compensation Committee. Subject to the regulations of the OTS, authorized but unissued shares or shares previously issued and reacquired by the Company or any trust established to administer Awards under the Incentive Plans may be used to satisfy Awards under the Incentive Plans, resulting in an increase in the number of shares outstanding, and may have a dilutive effect on the holdings of existing shareholders.

Park Federal Savings Bank Employee Stock Ownership Plan

The Company maintains an ESOP. The ESOP is designed to qualify as a stock bonus plan under Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and also to meet the requirements of Section 4975(e)(7) of the Code and Section 407(d)(6) of ERISA.

The Bank intends to make annual contributions to the ESOP in an amount to be determined annually by the Board of Directors. These contributions are to be allocated among all eligible participants in proportion to their compensation. The Bank will not make contributions if such contributions would cause the Bank to violate its regulatory capital requirements. Contributions credited to a participant’s account become fully vested upon such participant completing five years of service. With certain limitations, participants may make withdrawals from their accounts while actively employed. The vested portion of a participant’s account will be distributed upon his termination of employment or attainment of age 65, whichever is the first to occur.

401(k) Plan

Pursuant to the 401(k) Plan, which is designed to be qualified under Section 401(k) of the Code, an employee is eligible to participate in the 401(k) Plan following attainment of the age of 21 and the completion of one year of service with the Bank or any other financial institution (1,000 hours within a twelve-month period). Under the 401(k) Plan, subject to the limitations imposed under Section 401(k) and Section 415 of the Code, a participant is able to elect to defer up to 100% of his or her compensation by directing the Bank to contribute such amount to the 401(k) Plan on such employee’s behalf. The Bank may elect to make matching contributions equal to a portion of the participating employee’s contribution, subject to a maximum matching contribution of no more than 4% of the participant’s salary.

Under the 401(k) Plan, a separate account is established for each employee. Participants are 100% vested in their contributions and in the earnings thereon and in the employer’s contributions. Distributions from the 401(k) Plan are made upon termination of service, disability or death in a lump sum or in annual installments.

TRANSACTIONS WITH RELATED PERSONS

The Bank’s current policy provides that all loans made by the Bank to its directors and executive officers are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. At December 31, 2008, two of the Bank’s directors had loans outstanding, whose individual aggregate indebtedness to the Bank exceeded $120,000, totaling approximately $637,000 in the aggregate. Such loans were made by the Bank in the ordinary course of business, were not made with favorable terms, and did not involve more than the normal risk of collectibility or present other unfavorable features.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16 of the Exchange Act requires the Company’s directors and certain executive officers and certain other beneficial owners of the Company’s Common Stock to periodically file notices of changes in beneficial ownership of the Company’s Common Stock with the Securities and Exchange Commission and The NASDAQ Stock Market. To the best of the Company’s knowledge, based solely upon copies of such reports received by it, the Company believes that for 2008 all required filings were timely filed by each of its directors and executive officers, except: (1) Mr. Richard J. Remijas, Jr. who filed a late Form 4 reporting the sale of 681 shares on June 23, 2008; and (2) Mr. David A. Remijas who filed a late Form 4 reporting the sale of 1,143 shares on February 8, 2008. Both sales took place in the officer’s respective 401(k) accounts.

PROPOSAL 2.  RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed Crowe Horwath LLP (“Crowe Horwath”) as independent registered public accountants of the Bank and the Company for the year ending December 31, 2009, subject to ratification of such appointment by the shareholders at the Annual Meeting. Crowe Horwath was also the Company’s independent registered public accountants for fiscal 2008.

Although the selection of the independent accountants is, by law, the responsibility of the Audit Committee, the Board of Directors has determined to provide shareholders the opportunity to express their view concerning such appointment by voting on this non-binding ratification proposal.

Representatives of Crowe Horwath will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the Annual Meeting.

UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD WILL BE VOTED “FOR” RATIFICATION OF THE APPOINTMENT OF CROWE HORWATH AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF THE COMPANY FOR FISCAL 2008.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF CROWE HORWATH AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF THE COMPANY FOR FISCAL 2009.

PRINCIPAL ACCOUNTING FIRM FEES

The following table sets forth the aggregate fees billed or to be billed to the Company for the fiscal years ended December 31, 2008 and 2007 by the Company’s independent registered public accountants, Crowe Horwath.

	December 31,
	2008	2007
Audit Fees	$108,600	$102,900
Audit-Related Fees	—	—
Tax Return Fees	11,000	14,925
All Other Fees(1)	21,315	2,715
Total Fees	$140,915	$120,540

(1)	Includes fees for services related to consultations with management on various accounting and tax matters.

The Audit Committee is responsible for pre-approving all auditing services and permitted non-audit services to be performed by its independent registered public accounting firm. All of the services described above were pre-approved by the Audit Committee.

AUDIT COMMITTEE REPORT

The Audit Committee of the Company’s Board of Directors is composed of three non-employee directors, all of whom are “independent” within the meaning of the NASDAQ Stock Market listing standards and satisfy the heightened independence standards under the SEC rules. The Committee operates under a written charter adopted by the Board of Directors and the Committee. The Board appoints the Audit Committee. The Committee assists the Board, through review and recommendation, in its oversight responsibility related to the quality and integrity of the Company’s financial information and reporting functions, the adequacy and effectiveness of the Company’s system of internal accounting and financial controls, and the independent audit process.

The responsibility for the quality and integrity of the Company’s financial statements and the completeness and accuracy of its internal controls and financial reporting process rests with the Company’s management. The Company’s independent registered public accountants, Crowe Horwath, are responsible for performing an audit and expressing an opinion as to whether the Company’s financial statements are fairly presented, in all material respects, in conformity with generally accepted accounting principles.

The Audit Committee reviewed and discussed with management and Crowe Horwath the audited financial statements of the Company for the year ended December 31, 2008. The Audit Committee also reviewed and discussed with Crowe Horwath the matters required to be discussed by Statements on Auditing Standards No. 61, as amended, as currently in effect.

Crowe Horwath provided to the Committee the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board, as currently in effect, regarding Crowe Horwath’s communications with the Audit Committee concerning independence. The disclosures described the relationships and fee arrangements between the firm and the Company. Consistent with these and the SEC’s auditor independence rules, the Audit Committee considered at a meeting held on November 5, 2008, whether the provision of non-audit services by Crowe Horwath to the Company for the fiscal year ended December 31, 2008 is compatible with maintaining Crowe Horwath’s independence, and has discussed with representatives of Crowe Horwath that firm’s independence from the Company.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and Crowe Horwath. Accordingly, the Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that Crowe Horwath is in fact “independent.”

Based on the above-mentioned reviews and discussions with management and Crowe Horwath, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above, and as described in its charter, the Audit Committee, exercising its business judgment, recommended to the Board of Directors that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2008, for filing with the SEC.

This report is submitted on behalf of the members of the Audit Committee:

Robert W. Krug (Chairman)

John J. Murphy

Victor H. Reyes

ADDITIONAL INFORMATION

Shareholder Proposals

To be considered for inclusion in the Company’s proxy and form of proxy relating to the 2010 Annual Meeting of Shareholders, a shareholder proposal must be received by the Secretary of the Company at the address set forth on the first page of this Proxy Statement not later than December 10, 2009, except that if such annual meeting is held on a date more than thirty calendar days from May 18, 2010, a stockholder proposal must be received by a reasonable time before the proxy solicitation for such annual meeting is made. Any such proposal will be subject to Rule 14a-8 of the Securities Exchange Act of 1934.

Notice of Business to be Conducted at an Annual Meeting

The Bylaws of the Company set forth the procedures by which a shareholder may properly bring business before a meeting of shareholders. Pursuant to the Bylaws, only business brought by, or at, the direction of the Board of Directors may be conducted at an annual meeting. The Bylaws of the Company provide an advance notice procedure for a shareholder to properly bring business before an annual meeting. The shareholder must give written advance notice to the Secretary of the Company not less than 90 days before the date originally fixed for such meeting; provided, however, that in the event that less than 100 days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the 10th day following the date on which the Company’s notice to shareholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by a shareholder must include the shareholder’s name and address, as they appear on the Company’s record of shareholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of shares of the Company’s capital stock that are beneficially owned by such shareholder and any material interest of such shareholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. These requirements apply to any matter that a shareholder wishes to raise at an annual meeting; including those matters raised other than pursuant to Rule 14a-8 of the Exchange Act. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to any annual meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

Incorporation by Reference

The foregoing Compensation Committee Report on Executive Compensation and Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (collectively, the “Acts”), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Other Matters Which May Properly Come Before the Meeting

The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are then present at the Annual Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Annual Meeting.

By Order of the Board of Directors

Richard J. Remijas, Jr. Corporate Secretary

Chicago, Illinois

April 10, 2009

PARK BANCORP, INC.

Mark Here for Address	☐
Change or Comments
PLEASE SEE REVERSE SIDE

		FOR All	Withhold All	For All Except			FOR	AGAINST	ABSTAIN
1.	The election of the nominees for Director of Park Bancorp, Inc.	☐	☐	☐	2.	The ratification of the appointment of Crowe Horwath LLP as independent registered public accounting firm of Park Bancorp, Inc. for the fiscal year ending December 31, 2009.	☐	☐	☐
Nominees:
01 Mr. David A. Remijas 02 Mr. Robert W. Krug					3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.)

Signature	Signature	Date

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign the full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

▲  FOLD AND DETACH HERE  ▲

YOUR VOTE IS IMPORTANT

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY

USING THE ENCLOSED ENVELOPE.

PROXY	PROXY

PARK BANCORP, INC.

5400 South Pulaski Road

Chicago, Illinois 60632

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

The undersigned shareholder(s) of Park Bancorp, Inc., a Delaware corporation (“Park Bancorp”) does (do) hereby constitute and appoint David A. Remijas and Richard J. Remijas, Jr., and each of them, the true and lawful attorney of the undersigned with full power of substitution, to appear and act as the proxy or proxies of the undersigned at the Annual Meeting of Shareholders of said corporation to be held at Park Federal Savings Bank, 1823 West 47th Street, Chicago, Illinois 60609, on May 19, 2009, at 10:00 a.m. and at any adjournment thereof, and to vote all the shares of Park Bancorp, Inc. standing in the name of the undersigned, or which the undersigned may be entitled to vote, as fully as the undersigned might or could do if personally present, as set forth below.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted “FOR” the two nominees for director and “FOR” the ratification of the appointment of Crowe Horwath LLP as independent registered public accounting firm of Park Bancorp, Inc. for the fiscal year ending December 31, 2009.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued and to be signed on reverse)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲  FOLD AND DETACH HERE  ▲